                                                                    Exhibit 10.5

                                                                  CONFORMED COPY


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


         AMENDMENT dated as of July 12, 2002 to the Five-Year Credit Agreement dated as of July 14, 2000 (the "CREDIT AGREEMENT"), among RPM, INC. (the "COMPANY"), the LENDERS party thereto (the "LENDERS") and JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK), as Administrative Agent (the
"ADMINISTRATIVE AGENT").

                                   WITNESSETH:

         WHEREAS, the parties hereto desire to amend the Credit Agreement (i) to reflect a reincorporation in Delaware and corporate reorganization, by replacing RPM, Inc. as Borrower with its new parent company, RPM International Inc., and
(ii) to add a domestic subsidiary debt covenant;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein with respect to the Credit Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof', "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Consent to Assignment by RPM, Inc. to RPM International Inc. The Lenders consent to the assignment by RPM, Inc. of all of its rights and obligations under the Credit Agreement and the Notes to RPM International Inc., and agree that each reference to the "Company" shall, after this Amendment becomes effective, be a reference to RPM International Inc. together with its successors.

         SECTION 3. Section 9.08. Section 9.08 of the Credit Agreement is amended by deleting the word "Ratio" from the title thereof, inserting "(a)" at the beginning thereof, and adding the following clause (b) at the end thereof:

         (b) The Company will not permit Indebtedness of its Subsidiaries that are organized under the laws of the United States of America, any State thereof or the District of Columbia, determined on a combined basis exclusive of Indebtedness to the Company and Indebtedness pursuant to receivables securitizations incurred in accordance with the terms and conditions of this

Agreement, on any date to exceed 15% of consolidated shareholders' equity of the Company and its Subsidiaries on such date.

          SECTION 4. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 8 of the Credit Agreement will be true and correct on and as of the Amendment Effective Date (as defined below) to the same extent as they would be required to be under Section 7.02(b) of Credit Agreement on the occasion of any borrowing and (ii) no Default (as defined in the Credit Agreement) will have occurred and be continuing on such date.

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 7. Effectiveness. This Amendment shall become effective on the date when the merger of RPM Merger Sub, a newly formed Ohio corporation and wholly-owned subsidiary of RPM International Inc., with and into RPM, Inc. is effective (the "AMENDMENT EFFECTIVE DATE") if the Administrative Agent shall have received (i) from each of the Company and the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof, (ii) from the Company for the account of each Lender which has executed and delivered to the Administrative Agent a counterpart hereof or such other satisfactory written confirmation by 12:00 Noon on July 26, 2002, an amendment fee equal to .05% of such Lender's Commitment (as in effect at 12:00 Noon on July 26, 2002), and (iii) from the Company evidence satisfactory to the Administrative Agent (which shall include an opinion of counsel to the Company) that the rights and obligations of RPM, Inc. under the Credit Agreement and the Notes and with respect to all other Indebtedness of RPM, Inc. outstanding on the Amendment Effective Date (including, without limitation, the 7.0% Senior Notes due 2005, the LANCEs due 2008 and the Senior Notes dated as of November 15,
2001) have been or are substantially simultaneously on the Amendment Effective Date being assigned by RPM, Inc. to RPM International Inc.

         TN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              RPM, [NC.


                              By: /s/ Keith R. Smiley
                                  ------------------------------------
                                  Name:   Keith R. Smiley
                                  Title:  Vice President, Treasurer and
                                          Assistant Secretary


                              JPMORGAN CHASE BANK


                              By: /s/ Stacey Haimes
                                 ------------------------------------
                                  Name:   Stacey Haimes
                                  Title:  Vice President


                              KEYBANK NATIONAL ASSOCIATION


                              By:   /s/ Marianne T. Meil
                                 ------------------------------------
                                 Name:   Marianne T. Meil
                                 Title:  Vice President


                              NATIONAL CITY BANK


                              By:   /s/ James C. Ritchie
                                 ------------------------------------
                                 Name:   James C. Ritchie
                                 Title:  Vice President


                              BANK OF AMERICA, N.A.



                              By:   /s/ Chitt Swamidasan
                                 ------------------------------------
                                 Name:   Chitt Swamidasan
                                 Title:  Principal

                                     BANK ONE, NA (successor by
                                       merger to BANK ONE MICHIGAN)



                                     By: /s/ Glenn A. Currin
                                        ------------------------------------
                                        Name:   Glenn A. Currin
                                        Title:  Managing Director


                                     WACHOVIA BANK, N.A.



                                     By: /s/ David K. Hall
                                        ------------------------------------
                                        Name:   David K. Hall
                                        Title:  Vice President


                                    MELLON BANK, N.A.



                                    By:  /s/ Mark F. Johnston
                                        ------------------------------------
                                        Name:   Mark F. Johnston
                                        Title:  Vice President


                                    FIFTH THIRD BANK


                                    By: /s/ Roy C. Lanctot
                                        ------------------------------------
                                        Name:   Roy C. Lanctot
                                        Title:  Vice President


                                    MIZUHO CORPORATE BANK, LTD.


                                    By:  /s/ Peter L. Chinnici
                                        ------------------------------------
                                        Name:   Peter L. Chinnici
                                        Title:  Senior Vice President and
                                                Group Head

                                         SUNTRUST BANK


                                          By:  /s/ William C. Humphries
                                              -----------------------------
                                              Name:   William C. Humphries
                                              Title:  Director


                                          US BANK, N.A. (formerly known as
                                          FIRSTAR BANK, N.A.)


                                          By:   /s/ Christine C. Gencer
                                              -----------------------------
                                              Name:   Christine C. Gencer
                                              Title:  Vice President


                                          THE BANK OF NEW YORK


                                          By:   /s/ Kenneth McDonnell
                                              -----------------------------
                                              Name:   Kenneth McDonnell
                                              Title:  Assistant Vice President


                                          KBC BANK, N.Y.


                                          By:   /s/ Jean-Pierre Diels
                                              -----------------------------
                                              Name:   Jean-Pierre Diels
                                              Title:  First Vice President


                                          By:   /s/ Eric Raskin
                                              -----------------------------
                                              Name:   Eric Raskin
                                              Title:  Vice President

                                               UFJ BANK LIMITED


                                               By: /s/ Kenneth C. Eichwald
                                                   -----------------------------
                                                   Name:   Kenneth C. Eichwald
                                                   Title:  Senior Vice President


                                               FIRST COMMERCIAL BANK


                                               By: /s/ Bruce Ju
                                                   -----------------------------
                                                   Name:   Bruce Ju
                                                   Title:  General Manager & VP